THE PHOENIX EDGE SERIES FUND


              Supplement dated January 5, 1998 to Prospectus dated
                  July 15, 1997 as supplemented August 1, 1997

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The following replaces the paragraph under the heading "Balanced Series" located on page 22 of the prospectus (or page 2-22 in a variable universal life prospectus):

         Investment and trading decisions for the Balanced Series are made by a team of equity investment professionals and a team of fixed income investment professionals.

The following replaces the paragraph under the heading "Growth Series" located on page 23 of the prospectus (or page 2-22 in a variable universal life prospectus):

         Investment and trading decisions for the Growth Series are made by a team of equity investment professionals.